                                UBS
                                BOND
                                FUND

                                -------

                                UBS
                                Private Investor
                                Funds, Inc.




                                Annual Report
                                December 31, 1997

UBS Private Investor Funds, Inc.
Chairman's Letter
--------------------------------------------------------------------------------

Dear Shareholder,

Thank you for your investment in the UBS Bond Fund, which is part of the UBS Private Investor Funds.

We are pleased to provide you with the Fund's annual report for the year ended December 31, 1997. This report contains a letter from the portfolio manager discussing the performance of the Fund for the year ended December 31, 1997 including a market overview. In addition, it includes a complete set of audited financial statements as well as a schedule of investments.

The UBS Private Investor Funds are an integral part of the asset allocation service provided by The Private Bank* of Union Bank of Switzerland, the largest bank in Switzerland. The Funds provide investment opportunities in U.S. and international securities markets to enhance investment performance, diversify risk and preserve capital within your investment objectives.

The UBS Private Investor Funds bring you:

       The expertise of The Private Bank's professional money managers

       Global investment perspective and knowledge

       A high priority on financial stability and preservation of wealth

As you are aware, in December, 1997, Union Bank of Switzerland and Swiss Bank Corporation ('SBC') announced their intention to merge. Early in February, 1998, the shareholders of UBS and SBC overwhelmingly approved the proposed merger. Completion of the merger is still subject to regulatory approvals which are expected to be received soon.

This merger will create a top-tier global financial services group which will concentrate on clearly defined core businesses. As private banking and asset management are core businesses of the banks, shareholders of the UBS Private Investor Funds will continue to see a commitment to growing and building the mutual fund business.

We will continue to keep you informed of any new developments as they occur.

To learn more about the other UBS Private Investor Funds, please call (888) UBS-FUND. You will be provided with a copy of the prospectus which contains more complete information including charges and expenses. Please read it carefully before investing.

We appreciate your continued confidence in the UBS Private Investor Funds.

Sincerely,


/s/ HansPeter Lochmeier
Dr. HansPeter Lochmeier
Chairman of the Board
UBS Private Investor Funds, Inc.

------------
* 'The Private Bank', as used in this document, refers to Union Bank of Switzerland, New York Branch.

This annual report must be accompanied or preceded by the Fund's prospectus.

UBS Private Investor Funds, Inc.
Fund Commentary
--------------------------------------------------------------------------------

FUND PERFORMANCE

     For the year ended December 31, 1997, the UBS Bond Fund had a total return of 7.22% versus an average total return of 8.57% for the Lipper Analytical Services Intermediate Bond Fund universe, a 6.19% return for the Lipper Analytical Services Short-Intermediate Bond Fund universe and a 7.87% return for the Lehman Brothers Intermediate Government/Corporate Index.

This chart provides a comparison of the Fund's performance to that of the Lehman Brothers Intermediate Government/Corporate Bond Index. This chart compares total returns (which includes changes in share price and reinvestment of all income dividends and capital gains distributions) of a hypothetical $10,000 investment made on April 2, 1996 (commencement of operations) and held through December 31, 1997.


                  [PERFORMANCE GRAPH]

                                          LEHMAN BROTHERS
                                      INTERMEDIATE GOVERNMENT/
  DATE             UBS BOND FUND       CORPORATE BOND INDEX
  ----             -------------      -----------------------
 4/02/96                10000                  10000
 4/30/96                9935.01                9958
 5/31/96                9930.16                9950
 6/30/96                10031                  10055.5
 7/31/96                10056.6                10085.7
 8/31/96                10071.7                10093.7
 9/30/96                10198.6                10234
10/31/96                10378.3                10415.2
11/30/96                10512.3                10552.7
12/31/96                10436.4                10485.1
01/31/97                10470.4                10526
02/28/97                10485.2                10546
03/31/97                10419.4                10473.2
04/30/97                10531.9                10596.8
05/31/97                10605                  10684.8
06/30/97                10705.8                10782
07/31/97                10901.7                11000.9
08/31/97                10842.1                10945.9
09/30/97                10951.2                11072.9
10/31/97                11079.9                11195.8
11/30/97                11094.6                11220.4
12/31/97                11190                  11310.2



  Average Annual Total Return

                                                                                        LEHMAN BROTHERS
                                                                                         INTERMEDIATE
                                                                            UBS BOND      GOVT./CORP.
                                                                              FUND        BOND INDEX
                                                                            --------    ---------------
     For the year ended December 31, 1997................................     7.22%           7.87%
     April 2, 1996 (commencement of operations) through
       December 31, 1997.................................................     6.63%           7.29%

UBS Private Investor Funds, Inc.
Fund Commentary
--------------------------------------------------------------------------------

1997 MARKET REVIEW

In the first quarter of 1997, interest rates rose as economic growth was unexpectedly strong, prompting the Fed to raise interest rates by 25 basis points (0.25%) in March. However, in the last three quarters of the year, interest rates declined as growth decelerated moderately and inflation expectations plummeted, thanks to dollar appreciation, economic turmoil in Asia, and below-consensus readings on the Consumer Price Index and Producer Price Index during most of the year. In 1997, the yield on the 30-year Treasury Bond fell 72 basis points, the yield on the 10-year Treasury Note fell 68 basis points, and the yield on the 2-year Treasury Note fell 23 basis points.

Investment grade corporate bonds performed well in the first three quarters of the year. By the fourth quarter, however, deepening economic crises in Asia raised investor concern about corporate exposure to the region. In the fourth quarter, corporates underperformed and ended up underperforming for the year as a whole.

1998 FIXED INCOME OUTLOOK
The Economy

A combination of decent payroll gains, real wage growth and low interests rates will fuel consumption spending growth of 2.9% in 1998. The Asian impact on our net export account and an inventory reduction will reduce real Gross Domestic Product growth to 2.2% in 1998. Real final sales will grow at a 2.5% rate. Industrial production growth will slow from the recent 5.7% level to a 3.0% growth rate in 1998. In addition, the core Consumer Price Index inflation rate will end the year at 1.8% with negative goods inflation offsetting the rising service inflation in the US economy.

Interest Rates

In this type of moderate growth and low inflation environment, the Federal Reserve is most likely to maintain a steady interest rate policy. We do expect the US 10-year Treasury Note to touch the low yields (5.17%) established in 1993. At the same time, we expect the US Treasury bond market to be fairly range bound, 5.15% to a 6.00%.

Sector

Mortgage Backed Securities

Given the rally in January, the option adjusted mortgage spreads are now the widest since November, 1996 but will widen further if we rally more (as we expect). CMO spreads have widened with the corporate market and appear attractive at current levels. We believe that the higher quality Commercial Mortgage Backed Securities are quite attractive and have targeted an allocation in the AAA rated tranches of deals which are well diversified by both geography and types of properties.

Corporate Bonds /Asset Backed Securities

After we took our corporate bond exposure down to the lowest level since inception last summer, we modestly increased our corporate allocation in November and December after yields became more attractive. We focused on sectors which we believe will outperform in 1998 which include media, cable, utility, and airline equipment trusts. We also significantly increased our exposure to asset backed

UBS Private Investor Funds, Inc.
Fund Commentary
--------------------------------------------------------------------------------
securities from 2.0% to 10% . We have weighted our corporate bond exposure in the intermediate part of the yield curve and have avoided subordinated debt, structured product, and companies and financial institutions in industries which we fear will be impacted by Asia.

Ranjani Nagaswami
Portfolio Manager

Maud I. Welles
Portfolio Manager





------------------------

The Fund is not insured by the FDIC and is not a deposit with, an obligation of, or guaranteed by Union Bank of Switzerland. The Fund is subject to investment risks, including possible loss of principal amount invested.

Shares of the Fund are distributed by First Fund Distributors, Inc. which is not affiliated with Union Bank of Switzerland.

Unlike other mutual funds, the Fund seeks to achieve its investment objective by investing all of its investable assets in UBS Investor Portfolios Trust -- UBS Bond Portfolio (the 'Portfolio') which is a separate fund with an identical investment objective.

Union Bank of Switzerland is voluntarily waiving all shareholder servicing fees for the Fund and reimbursing a portion of the Fund's expenses. Union Bank of Switzerland is also waiving a portion of its advisory fees for the Portfolio. If Union Bank of Switzerland had not waived fees and reimbursed expenses, total return would have been lower. Past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged composite of intermediate duration consisting of publicly issued, fixed rate, non-convertible domestic bonds.

UBS Bond Fund
Statement of Assets and Liabilities
December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investment in UBS Investor Portfolios Trust -- UBS Bond
  Portfolio, at value...............................................................     $13,471,492
Receivable from funds services agent................................................          10,256
Receivable from sale of capital stock...............................................           5,008
Deferred organization expenses and other assets.....................................          89,144
                                                                                         -----------
          Total Assets..............................................................      13,575,900
                                                                                         -----------

LIABILITIES:
Administrative services fees payable................................................           1,413
Dividends payable...................................................................             264
Other accrued expenses..............................................................          27,861
                                                                                         -----------
          Total Liabilities.........................................................          29,538
                                                                                         -----------

NET ASSETS..........................................................................     $13,546,362
                                                                                         -----------
                                                                                         -----------

SHARES OUTSTANDING ($0.001 par value, 10 million shares authorized).................         133,467
                                                                                         -----------
                                                                                         -----------

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE......................         $101.50
                                                                                         -----------
                                                                                         -----------
COMPOSITION OF NET ASSETS:
Shares of common stock, at par......................................................     $       133
Additional paid-in capital..........................................................      13,441,982
Net unrealized appreciation of investments..........................................         109,471
Accumulated undistributed net investment income.....................................          15,416
Accumulated net realized loss on securities and foreign currency transactions.......         (20,640)
                                                                                         -----------
          Net Assets................................................................     $13,546,362
                                                                                         -----------
                                                                                         -----------

------------------------
See notes to financial statements.

UBS Bond Fund
Statement of Operations
For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Investment Income and Expenses allocated from UBS Investor Portfolios
  Trust -- UBS Bond Portfolio
     Interest............................................................                  $584,252
     Dividends...........................................................                    12,171
                                                                                           --------
          Investment income..............................................                   596,423
     Total expenses......................................................    $ 68,883
     Less: Fee waiver....................................................     (23,467)
                                                                             --------
     Net expenses........................................................                    45,416
                                                                                           --------
Net Investment Income from UBS Investor Portfolios Trust -- UBS Bond
  Portfolio..............................................................                   551,007

EXPENSES:
Shareholder service fees.................................................      23,536
Administrative services fees.............................................       5,783
Reports to shareholders expense..........................................      23,614
Registration fees........................................................      21,494
Amortization of organization expenses....................................      21,330
Legal fees...............................................................      16,968
Transfer agent fees......................................................      10,487
Audit fees...............................................................       9,741
Fund accounting fees.....................................................       7,744
Directors' fees..........................................................       5,357
Miscellaneous expenses...................................................       6,170
                                                                             --------
          Total expenses.................................................     152,224
          Less: Fee waiver and expense reimbursements....................    (122,317)
                                                                             --------
          Net expenses...................................................                    29,907
                                                                                           --------
Net investment income....................................................                   521,100
                                                                                           --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM UBS INVESTOR
  PORTFOLIOS TRUST -- UBS BOND PORTFOLIO
Net realized loss on securities transactions.............................                   (18,474)
Net realized gain on foreign currency transactions.......................                    14,698
Net change in unrealized appreciation of investments.....................                    96,595
Net change in unrealized appreciation of foreign currency contracts and
  translations...........................................................                    12,255
                                                                                           --------
Net realized and unrealized gain on investments from UBS Investor
  Portfolios Trust -- UBS Bond Portfolio.................................                   105,074
                                                                                           --------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                  $626,174
                                                                                           --------
                                                                                           --------

------------------------
See notes to financial statements.

UBS Bond Fund
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                  FOR THE          APRIL 2, 1996*
                                                                                YEAR ENDED             THROUGH
                                                                             DECEMBER 31, 1997    DECEMBER 31, 1996
                                                                             -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income.....................................................      $   521,100          $   171,160
Net realized (loss) gain on securities and foreign currency transaction...           (3,776)               3,907
Net change in unrealized appreciation of investments, foreign currency
  contracts and foreign currency translations.............................          108,850                  621
                                                                             -----------------    -----------------
Net increase in net assets resulting from operations......................          626,174              175,688
                                                                             -----------------    -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.....................................................         (521,100)            (170,408)
Net realized gains........................................................          (11,079)              (1,273)
                                                                             -----------------    -----------------
Total dividends and distributions to shareholders.........................         (532,179)            (171,681)
                                                                             -----------------    -----------------

TRANSACTIONS IN SHARES OF COMMON STOCK:
Net proceeds from sale of shares..........................................       10,921,938           10,846,978
Net asset value of shares issued to shareholders in reinvestment of
  dividends and distributions.............................................          509,400              127,366
Cost of shares redeemed...................................................       (5,479,261)          (3,503,061)
                                                                             -----------------    -----------------
Net increase in net assets from transactions in shares of common stock....        5,952,077            7,471,283
                                                                             -----------------    -----------------

NET INCREASE IN NET ASSETS................................................        6,046,072            7,475,290

NET ASSETS:
Beginning of period.......................................................        7,500,290               25,000
                                                                             -----------------    -----------------
End of period (including undistributed net investment income of $15,416
  and net investment loss of $4,086, respectively)........................      $13,546,362          $ 7,500,290
                                                                             -----------------    -----------------
                                                                             -----------------    -----------------

------------------------

* Commencement of operations.

See notes to financial statements.

UBS Bond Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                  FOR THE          APRIL 2, 1996*
                                                                                YEAR ENDED             THROUGH
                                                                             DECEMBER 31, 1997    DECEMBER 31, 1996
                                                                             -----------------    -----------------
FOR A SHARE OUTSTANDING FOR THE PERIOD:

Net asset value, beginning of period......................................        $100.13              $100.00
                                                                             -----------------    -----------------
Income from investment operations:
     Net investment income................................................           5.71                 4.12
     Net realized and unrealized gain on investments......................           1.30                 0.14
                                                                             -----------------    -----------------
     Total income from investment operations..............................           7.01                 4.26
                                                                             -----------------    -----------------

Less dividends and distributions to shareholders:
     Dividends from net investment income.................................          (5.53)               (4.11)
     Distributions from net realized gains................................          (0.11)               (0.02)
                                                                             -----------------    -----------------
     Total dividends and distributions....................................          (5.64)               (4.13)
                                                                             -----------------    -----------------

Net asset value, end of period............................................        $101.50              $100.13
                                                                             -----------------    -----------------
                                                                             -----------------    -----------------
Total return..............................................................           7.22%                4.36%(1)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000s omitted).............................        $13,546              $ 7,500
     Ratio of expenses to average net assets(2)...........................           0.80%                0.80%(3)
     Ratio of net investment income to average net assets(2)..............           5.52%                5.61%(3)

------------------------
* Commencement of operations.
(1) Not annualized.
(2) Includes the Fund's share of UBS Investor Portfolios Trust -- UBS Bond Portfolio expenses and net of fee waivers and expense reimbursements. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 1.54% and 3.33% (annualized) for the respective periods.
(3) Annualized.

See notes to financial statements.

UBS Bond Fund
Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------

1. GENERAL

UBS Bond Fund (the 'Fund') is a diversified, no-load mutual fund registered under the Investment Company Act of 1940. The Fund is one of several series of UBS Private Investor Funds, Inc. (the 'Company'), an open-end management investment company organized as a corporation under Maryland law. At December 31, 1997, the Company included six other funds, UBS International Equity Fund, UBS Value Equity Fund, UBS Institutional International Equity Fund, UBS High Yield Bond Fund, UBS Small Cap Fund and UBS Large Cap Growth Fund. These financial statements relate only to the Fund.

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the UBS Bond Portfolio of UBS Investor Portfolios Trust (the 'Portfolio'), an open-end management investment company that has the same investment objective as that of the Fund. At December 31, 1997, certain shares of the Fund were held by UBS or its affiliates on behalf of its clients. Three shareholders, individually owning greater than 10% of the shares of the Fund, collectively held 35.4% at December 31, 1997.

Investors Bank & Trust Company ('IBT') serves as the Fund's administrator and First Fund Distributors, Inc. ('FFDI') serves as the Fund's distributor. Union Bank of Switzerland, New York Branch ('UBS') serves as the funds services agent to the Fund.

The financial statements of the Portfolio, including its Schedule of Investments, are included elsewhere within this report and should be read in conjunction with the Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Significant accounting policies followed by the Fund are as follows:

A. INVESTMENT VALUATION -- The value of the Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio (18.0% at December 31, 1997). Valuation of securities by the Portfolio is discussed in Note 2A of the Portfolio's Notes to Financial Statements.

B. INVESTMENT INCOME, EXPENSES AND REALIZED AND UNREALIZED GAINS AND
LOSSES -- The Fund records its share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolio on a daily basis. The investment income, expenses and realized and unrealized gains and losses are allocated daily to investors of the Portfolio based upon the amount of their investment in the Portfolio.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, including the requirement to distribute substantially all of its taxable income, including any net realized capital gains on investment transactions, to its shareholders. Accordingly, no provision for federal income or excise taxes is necessary.

D. DIVIDENDS AND DISTRIBUTIONS -- The Fund declares dividends from net investment income to shareholders of record on the day of declaration. Such dividends are declared daily and paid monthly. Net realized gains, if any, will be distributed at least annually. However, to the extent that net realized gains of the Fund can be reduced by capital loss carryovers, such gains will not be distributed. At December 31, 1997, the Fund had a capital loss carryforward of $20,238 which will expire in 2005. Dividends and distributions are recorded on the ex-dividend date.

UBS Bond Fund
Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based upon their federal tax-basis treatment; temporary differences do not require reclassification. For the year ended December 31, 1997, the Fund increased accumulated undistributed net investment income by $19,502, decreased accumulated net realized loss on securities and foreign currency by $14,463 and decreased paid-in-capital by $5,039. Net investment income, net realized gains and net assets were not affected by this change.

E. DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization in the amount of approximately $107,000 have been deferred and are being amortized on a straight line basis over five years from the Fund's commencement of operations (April 2, 1996).

F. OTHER -- The Fund bears all costs of its operations other than expenses specifically assumed by IBT, FFDI and UBS. Expenses incurred by the Company on behalf of any two or more funds are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise by made fairly. Expenses directly attributable to the Fund are charged directly to the Fund.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
A. ADMINISTRATION AGREEMENT -- Under the terms of an Administration Agreement with the Company, effective March 13, 1997, IBT provides overall administrative services and general office facilities. As compensation for such services, the Company has agreed to pay IBT a fee, accrued daily and payable monthly, at an annual rate of 0.065% of the Fund's first $100 million average daily net assets and 0.025% of the next $100 million average daily net assets. IBT does not receive a fee on average daily net assets in excess of $200 million. Prior to March 13, 1997, Signature Broker-Dealer Services, Inc. ('Signature') provided overall administrative services and general office facilities. As compensation for such services, the Company had agreed to pay Signature a fee, accrued daily and paid monthly, at an annual rate of 0.05% of the Fund's first $100 million average daily net assets and 0.025% of the next $100 million average daily net assets. Signature did not receive a fee on average daily net assets in excess of $200 million. For the year ended December 31, 1997, the administrative services fee amounted to $5,783.

B. DISTRIBUTION AGREEMENT -- Under the terms of a Distribution Agreement, effective March 13, 1997, FFDI serves as the distributor of Fund shares. FFDI does not receive any fees from the Fund for services provided pursuant to this agreement. Prior to March 13, 1997, Signature served as the distributor of Fund shares. Signature did not receive any additional fees for services provided as the distributor.

C. SHAREHOLDER SERVICING AGREEMENT -- The Fund has entered into a Shareholder Servicing Agreement with UBS pursuant to which UBS provides certain services to shareholders of the Fund. The Fund has agreed to pay UBS a fee for these services, accrued daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of the Fund. For the period ended December 31, 1997, the shareholder service fee amounted to $23,536, all of which was waived.

D. FUNDS SERVICES AGREEMENT -- Under the terms of a Funds Services Agreement with the Company, UBS has agreed to provide certain administrative services to the Fund. UBS is not entitled to any additional compensation pursuant to this agreement.

E. EXPENSE REIMBURSEMENT -- UBS has voluntarily agreed to limit the total operating expenses of the Fund, including its share of the Portfolio's expenses and excluding extraordinary expenses, to an annual rate of 0.80% of the Fund's average daily net assets. For the year ended December 31, 1997, UBS

UBS Bond Fund
Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------
reimbursed the Fund for expenses totaling $98,781 in connection with this voluntary limitation. UBS may modify or discontinue this voluntary expense limitation at any time with 30 days' advance notice to the Fund.

4. CAPITAL SHARE TRANSACTIONS
At December 31, 1997 there were 500 million shares of the Company's common stock authorized, of which 10 million shares were classified as common stock of the Fund. Transactions in shares of the Fund were as follows:

                                                                         PERIOD FROM APRIL 2, 1996
                                                      YEAR ENDED        (COMMENCEMENT OF OPERATIONS)
                                                   DECEMBER 31, 1997     THROUGH DECEMBER 31, 1996
                                                   -----------------    ----------------------------
Shares subscribed...............................        108,662                    108,567
Shares issued to shareholders in reinvestment of
  dividends and distributions...................          5,076                      1,278
Shares redeemed.................................        (55,177)                   (35,189)
                                                   -----------------            ----------
Net increase in shares outstanding..............         58,561                     74,656
                                                   -----------------            ----------
                                                   -----------------            ----------

UBS Bond Fund
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
UBS Private Investor Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the UBS Bond Fund (the 'Fund') (one of the funds constituting UBS Private Investor Funds, Inc.) at December 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period April 2, 1996 (commencement of operations) through December 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of Americas
New York, New York
February 17, 1998

UBS Bond Portfolio
Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

   FACE                                                                           COUPON      MATURITY
  VALUE                             SECURITY DESCRIPTION                           RATE         DATE         VALUE
----------   ------------------------------------------------------------------   ------      --------    -----------
             U.S. TREASURY & U.S. GOVERNMENT AGENCY OBLIGATIONS -- 52.3%
             U.S. TREASURY OBLIGATIONS -- 49.2%
$7,550,000   U.S. Treasury Bond................................................    5.88%      11/15/99    $ 7,577,096
 1,203,000   U.S. Treasury Bond................................................    7.75%       1/31/00      1,251,120
 1,375,000   U.S. Treasury Bond................................................    6.25%       4/30/01      1,396,478
   400,000   U.S. Treasury Bond................................................    6.75%       8/15/26        440,376
   500,000   U.S. Treasury Bond................................................    6.63%       2/15/27        542,810
 1,100,000   U.S. Treasury Note................................................    5.00%       1/31/99      1,092,784
 1,100,000   U.S. Treasury Note................................................    6.50%       4/30/99      1,111,858
 1,255,000   U.S. Treasury Note................................................    6.38%       4/30/99      1,266,370
 1,700,000   U.S. Treasury Note................................................    6.38%       7/15/99      1,717,799
 1,500,000   U.S. Treasury Note................................................    5.88%       8/31/99      1,504,680
   375,000   U.S. Treasury Note................................................    5.88%       2/15/00        376,466
   755,000   U.S. Treasury Note................................................    6.75%       4/30/00        772,222
 3,500,000   U.S. Treasury Note................................................    6.25%       5/31/00      3,543,750
   800,000   U.S. Treasury Note................................................    5.50%      12/31/00        795,496
 1,300,000   U.S. Treasury Note................................................    6.50%       8/31/01      1,332,292
   400,000   U.S. Treasury Note................................................    6.63%       3/31/02        412,936
 2,020,000   U.S. Treasury Note................................................    6.38%       8/15/02      2,072,076
 2,690,000   U.S. Treasury Note................................................    6.25%       2/15/03      2,750,955
 1,419,000   U.S. Treasury Note................................................    7.25%       5/15/04      1,531,413
   100,000   U.S. Treasury Note................................................    7.25%       8/15/04        108,078
 2,000,000   U.S. Treasury Note................................................    5.88%      11/15/05      2,010,620
 1,850,000   U.S. Treasury Note................................................    5.63%       2/15/06      1,829,765
 1,000,000   U.S. Treasury Note................................................    6.88%       5/15/06      1,070,000
   250,000   U.S. Treasury Note................................................    6.63%       5/15/07        264,610
                                                                                                          -----------
                                                                                                           36,772,050
                                                                                                          -----------
             U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.1%
 1,400,000   Federal Home Loan Mortgage Corp. .................................    5.96%      10/20/00      1,404,816
   937,818   Federal National Mortgage Assc., Pool #250576.....................    7.00%       6/01/26        946,812
                                                                                                          -----------
                                                                                                            2,351,628
                                                                                                          -----------
             TOTAL U.S. TREASURY & U.S. GOVERNMENT AGENCY
               OBLIGATIONS (COST $38,599,244)..................................                            39,123,678
                                                                                                          -----------
             CORPORATE OBLIGATIONS -- 32.8%
             CORPORATE OBLIGATIONS -- DOMESTIC -- 30.7%
             BANKING -- 4.5%
   500,000   BanPonce Corp. ...................................................    6.75%       4/26/00        504,905
   800,000   Bayerische Landesbank NY..........................................    6.20%       2/09/06        785,336
   600,000   First USA Bank....................................................    7.00%       8/20/01        614,652
   720,000   J.P. Morgan & Co. ................................................    8.50%       8/15/03        794,081
   650,000   J.P. Morgan & Co. ................................................    6.70%      11/01/07        656,247
                                                                                                          -----------
                                                                                                            3,355,221
                                                                                                          -----------
             BROKERAGE -- 4.0%
 1,000,000   Goldman Sachs (a).................................................    7.80%       7/15/02      1,060,000
   750,000   Lehman Brothers Inc. .............................................    6.89%      10/10/00        761,153
   200,000   Lehman Brothers Inc. .............................................    7.25%       4/15/03        205,342
   250,000   Paine Webber Group Inc............................................    7.12%       1/27/04        259,343
   650,000   Salomon, Inc. ....................................................    7.50%       2/01/03        679,406
                                                                                                          -----------
                                                                                                            2,965,244
                                                                                                          -----------
             BUILDING SUPPLIES -- 0.7%
   500,000   Sherwin Williams..................................................    6.25%       2/01/00        503,398
                                                                                                          -----------
             CAPITAL EQUIPMENT -- 1.1%
   800,000   Case Corp. .......................................................    7.25%       8/01/05        833,264
                                                                                                          -----------

------------------------
See notes to financial statements.
                                       13

UBS Bond Portfolio
Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

   FACE                                                                           COUPON      MATURITY
  VALUE                             SECURITY DESCRIPTION                           RATE         DATE         VALUE
----------   ------------------------------------------------------------------   ------      --------    -----------
             FINANCING & LEASING -- 6.4%
$  950,000   Associates Corp. N.A. ............................................    8.50%       1/10/00    $   995,268
   500,000   CIBC Capital Funding LP (a).......................................    6.25%      12/17/02        498,047
   500,000   CIT Group Holdings................................................    6.38%       8/01/02        502,307
   750,000   Countrywide Home Loan.............................................    6.84%      10/22/04        766,028
   265,000   General Electric Capital Corp. ...................................    6.88%       4/15/00        271,241
 1,000,000   General Motors Acceptance Corporation.............................    6.38%      12/01/01      1,005,400
   750,000   Heller Financial, Inc. ...........................................    6.44%      10/06/02        745,403
                                                                                                          -----------
                                                                                                            4,783,694
                                                                                                          -----------
             FOOD -- 0.3%
   200,000   Foodbrands America Inc. ..........................................   10.75%       5/15/06        232,830
                                                                                                          -----------
             FUNERAL SERVICES -- 0.8%
   600,000   Loewen Group International, Inc...................................    7.50%       4/15/01        618,424
                                                                                                          -----------
             INDUSTRIAL -- CAPTIVE FINANCE -- 0.8%
   600,000   Sears Roebuck Acceptance Corp.....................................    5.59%       2/16/01        590,082
                                                                                                          -----------
             LODGING -- 0.5%
   350,000   FelCor Suite Hotels, Inc. (a).....................................    7.38%      10/01/04        352,982
                                                                                                          -----------
             MEDIA/CABLE -- 2.5%
   660,000   Continental Cablevision, Inc......................................   11.00%       6/01/07        732,838
   600,000   News America Holdings.............................................    7.50%       3/01/00        613,476
   500,000   Turner Broadcasting...............................................    7.40%       2/01/04        517,173
                                                                                                          -----------
                                                                                                            1,863,487
                                                                                                          -----------
             OFFICE EQUIPMENT AND SUPPLIES -- 2.0%
 1,500,000   Xerox Corporation.................................................    6.50%       6/29/00      1,512,765
                                                                                                          -----------
             REAL ESTATE -- 1.3%
   350,000   Chelsea GCA Realty................................................    7.75%       1/26/01        361,568
   500,000   Crescent Real Estate (a)..........................................    7.13%       9/15/07        511,565
   125,000   Susa Partnership LP...............................................    7.13%      11/01/03        126,874
                                                                                                          -----------
                                                                                                            1,000,007
                                                                                                          -----------
             TELECOMMUNICATIONS -- 1.9%
   650,000   GTE South, Inc. ..................................................    7.25%       8/01/02        672,295
   700,000   WorldCom, Inc. ...................................................    8.88%       1/15/06        753,144
                                                                                                          -----------
                                                                                                            1,425,439
                                                                                                          -----------
             UTILITIES -- 3.9%
   300,000   Cleveland Electric Illuminating Company (a).......................    7.88%      11/01/17        315,944
   550,000   Connecticut Light And Power (a)...................................    7.75%       6/01/02        561,336
   450,000   Gulf States Utilities.............................................    8.25%       4/01/04        485,928
 1,000,000   Nipsco Capital Markets, Inc. .....................................    7.39%       4/01/04      1,049,470
   500,000   Penn Power & Light................................................    6.55%       3/01/06        503,910
                                                                                                          -----------
                                                                                                            2,916,588
                                                                                                          -----------
             TOTAL CORPORATE OBLIGATIONS -- DOMESTIC (COST $22,628,952)........                            22,953,425
                                                                                                          -----------
             CORPORATE OBLIGATIONS -- FOREIGN -- 1.9%
             BANKING -- 1.2%
   500,000   Merita Bank (a)...................................................    7.15%      12/29/49        507,910
   400,000   Spintab (a).......................................................    7.50%       8/14/49        422,236
                                                                                                          -----------
                                                                                                              930,146
                                                                                                          -----------
             UTILITIES -- 0.7%
   550,000   Southern Investments..............................................    6.80%      12/01/06        555,429
                                                                                                          -----------
             TOTAL CORPORATE OBLIGATIONS -- FOREIGN (COST $1,452,557)..........                             1,485,575
                                                                                                          -----------

------------------------
See notes to financial statements.
                                       14

UBS Bond Portfolio
Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

   FACE                                                                           COUPON      MATURITY
  VALUE                             SECURITY DESCRIPTION                           RATE         DATE         VALUE
----------   ------------------------------------------------------------------   ------      --------    -----------
             CORPORATE OBLIGATIONS -- EURODOLLAR -- 0.2%
             ENERGY -- 0.1%
$   50,000   BP America, Inc. .................................................    9.75%     3/01/99     $    52,030
                                                                                                          -----------
             INDUSTRIAL -- CAPTIVE FINANCE -- 0.1%
    80,000   Unilever Capital..................................................    9.25%     3/29/00          85,205
                                                                                                          -----------
             TOTAL CORPORATE OBLIGATIONS -- EURODOLLAR (COST $136,560).........                               137,235
                                                                                                          -----------
             TOTAL CORPORATE OBLIGATIONS (COST $24,218,069)....................                            24,576,235
                                                                                                          -----------
             ASSET BACKED SECURITIES -- 11.4%
             AUTO LEASES -- 5.8%
 1,000,000   Aesop Funding II LLC, Series 97-1 (a).............................    6.22%      10/20/01      1,004,450
   650,000   Arcadia Automobile Receivables Trust, Series 97-D.................    6.20%       5/15/03        652,438
   650,000   General Motors Acceptance Corporation, Series 97-C2...............    6.45%      12/15/04        654,266
   650,000   Key Auto Finance Trust, Series 97-2...............................    6.15%      10/15/01        651,703
   700,000   MMCA Automobile Trust, Series 97-1................................    6.08%       5/15/01        701,134
   700,000   WFS Financial Owner Trust, Series 97-D............................    6.25%       3/20/02        700,219
                                                                                                          -----------
                                                                                                            4,364,210
                                                                                                          -----------
             CREDIT CARD RECEIVABLES -- 1.1%
   350,000   Chemical Master Credit Card Trust 1, Series 96-1..................    5.55%       9/15/03        346,084
   440,000   First Omni Bank Credit Card Trust, Series 96-A....................    6.65%       9/15/03        447,286
                                                                                                          -----------
                                                                                                              793,370
                                                                                                          -----------
             EQUIPMENT LEASES -- 3.0%
 1,000,000   Case Equipment Loan Trust, Series 97-B............................    6.24%       9/15/04      1,004,690
 1,240,000   Newcourt Receivables Asset Trust, Series 97-1.....................    6.19%       5/20/05      1,245,619
                                                                                                          -----------
                                                                                                            2,250,309
                                                                                                          -----------
             UTILITIES -- 1.5%
   750,000   California Infrastructure PG & E, Series 97-1.....................    6.25%       6/25/04        754,102
   350,000   California Infrastructure SCE, Series 97-1........................    6.22%       3/25/04        351,531
                                                                                                          -----------
                                                                                                            1,105,633
                                                                                                          -----------
             TOTAL ASSET BACKED SECURITIES (COST $8,477,633)...................                             8,513,522
                                                                                                          -----------
             FOREIGN GOVERNMENT OBLIGATIONS -- 0.7%
             CANADA -- 0.1%
    50,000   Province Of Ontario...............................................    7.38%       1/27/03         52,558
    50,000   Province Of Quebec................................................    9.13%       8/22/01         54,489
                                                                                                          -----------
                                                                                                              107,047
                                                                                                          -----------
             JAPAN -- 0.6%
   355,000   Japan Finance Corp. ..............................................    9.13%      10/11/00        381,700
                                                                                                          -----------
             TOTAL FOREIGN GOVERNMENT OBLIGATIONS (COST $480,043)..............                               488,747
                                                                                                          -----------
             TOTAL INVESTMENTS AT MARKET VALUE -- 97.2% (COST $71,774,989).....                            72,702,182
             OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.8%.....................                             2,058,836
                                                                                                          -----------
             NET ASSETS -- 100.0%..............................................                           $74,761,018
                                                                                                          -----------
                                                                                                          -----------

------------------------

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, the value of these securities amounted to $5,234,470 or 7.00% of net assets.

Note: Based upon the cost of investments of $71,744,989 for Federal Income Tax purposes at December 31, 1997, the aggregate gross unrealized appreciation and depreciation was $932,919 and $5,726, respectively, resulting in net unrealized appreciation of $927,193.

See notes to financial statements.
                                       15

UBS Bond Portfolio
Statement of Assets and Liabilities
December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investment, at value (cost $71,774,989).............................................     $72,702,182
Cash................................................................................       2,574,005
Dividends and interest receivable...................................................       1,111,572
Deferred organization expenses and other assets.....................................          16,809
                                                                                         -----------
     Total Assets...................................................................      76,404,568
                                                                                         -----------

LIABILITIES:
Investment advisory fees payable....................................................          12,160
Administrative services fees payable................................................          12,904
Payable for investment securities purchased.........................................       1,573,410
Other accrued expenses..............................................................          45,076
                                                                                         -----------
     Total Liabilities..............................................................       1,643,550
                                                                                         -----------

NET ASSETS..........................................................................     $74,761,018
                                                                                         -----------
                                                                                         -----------

------------------------
See notes to financial statements.

UBS Bond Portfolio
Statement of Operations
For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest...............................................................                  $3,772,752
Dividends..............................................................                      82,826
                                                                                         ----------
     Total income......................................................                   3,855,578

EXPENSES
Investment advisory fees...............................................    $272,781
Administrative services fees...........................................      39,647
Custodian fees and expenses............................................      46,405
Audit fees.............................................................      36,000
Fund accounting fees...................................................      31,904
Trustees' fees.........................................................       7,000
Amortization of organization expenses..................................       6,896
Miscellaneous expense..................................................       5,711
                                                                           --------
     Total expenses....................................................     446,344
     Less: Fee waiver..................................................    (151,544)
                                                                           --------
     Net expenses......................................................                     294,800
                                                                                         ----------
Net investment income..................................................                   3,560,778
                                                                                         ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities transactions...........................                     (16,439)
Net realized gain on foreign currency transactions.....................                     288,511
Net change in unrealized appreciation of investments...................                     784,709
Net change in unrealized depreciation of foreign currency contracts and
  translations.........................................................                     (84,921)
                                                                                         ----------
Net realized and unrealized gain on investments........................                     971,860
                                                                                         ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................                  $4,532,638
                                                                                         ----------
                                                                                         ----------

------------------------
See notes to financial statements.

UBS Bond Portfolio
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                  FOR THE          APRIL 2, 1996*
                                                                                YEAR ENDED             THROUGH
                                                                             DECEMBER 31, 1997    DECEMBER 31, 1997
                                                                             -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income.....................................................      $ 3,560,778          $ 1,703,082
Net realized gain on securities and foreign currency transactions.........          272,072               44,624
Net change in unrealized appreciation of investments, foreign currency
  contracts and foreign currency translations.............................          699,788              227,405
                                                                             -----------------    -----------------
Net increase in net assets resulting from operations......................        4,532,638            1,975,111
                                                                             -----------------    -----------------

CAPITAL TRANSACTIONS:
Proceeds from contributions...............................................       34,422,392           59,142,218
Value of withdrawals......................................................      (17,194,864)          (8,116,477)
                                                                             -----------------    -----------------
Net increase in net assets from capital transactions......................       17,227,528           51,025,741
                                                                             -----------------    -----------------

NET INCREASE IN NET ASSETS................................................       21,760,166           53,000,852
NET ASSETS:
Beginning of period.......................................................       53,000,852             --
                                                                             -----------------    -----------------
End of period.............................................................      $74,761,018          $53,000,852
                                                                             -----------------    -----------------
                                                                             -----------------    -----------------

------------------------
* Commencement of operations.

See notes to financial statements.

UBS Bond Portfolio
Financial Highlights
--------------------------------------------------------------------------------

                                                                                  FOR THE          APRIL 2, 1996*
                                                                                YEAR ENDED             THROUGH
                                                                             DECEMBER 31, 1997    DECEMBER 31, 1996
                                                                             -----------------    -----------------
RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted).............................        $74,761              $53,001
     Ratio of expenses to average net assets(1)...........................           0.49%                0.50%(2)
     Ratio of net investment income to average net assets(1)..............           5.88%                5.83%(2)
     Portfolio turnover...................................................            129%                 100%

------------------------
* Commencement of operations.
(1) Net of fee waivers. Such fee waivers had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.25% and 0.45% (annualized) for the respective periods.
(2) Annualized.

See notes to financial statements.

UBS Bond Portfolio
Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------

1. GENERAL
UBS Bond Portfolio (the 'Portfolio'), a separate series of UBS Investor Portfolios Trust (the 'Trust'), is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Trust is organized as a trust under the laws of the State of New York. At December 31, 1997, all of the beneficial interests in the Portfolio were held by UBS Bond Fund and UBS Bond Fund, Ltd.

The investment adviser of the Portfolio is Union Bank of Switzerland, New York Branch ('UBS'). Investors Fund Services (Ireland) Limited ('IBT Ireland') acts as the Portfolio's administrator.

2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements:

A. INVESTMENT VALUATION -- Debt securities with remaining maturities of more than 60 days are normally valued by a pricing service approved by the Portfolio's Board of Trustees (the 'Trustees'). Such pricing service will consider various factors when arriving at a valuation for a security. Such factors include yields and prices of comparable securities, indications as to values from dealers in such securities and general market conditions. In the event a pricing service is unable to price a security, the security will be valued by taking the average of the bid and ask prices as provided by a dealer in such security.

Debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or, in the case of securities purchased with more than 60 days until maturity, at their market value each day until the 61st day prior to maturity, and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and such valuation.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

B. FOREIGN CURRENCY TRANSLATION -- The accounting records of the Portfolio are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rate of exchange at period-end. Purchases and sales of securities, income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Gain/loss on translation of foreign currency includes net exchange gains and losses, gains and losses on disposition of foreign currency and adjustments to the amount of foreign taxes withheld.

The assets and liabilities are presented at the exchange rates and market value at the close of the period. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at period-end are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. Federal income tax purposes.

C. FORWARD FOREIGN CURRENCY CONTRACTS -- The Portfolio may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated

UBS Bond Portfolio
Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------
movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency contracts are marked-to-market daily using the daily exchange rate of the underlying currency and any resulting gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

The Portfolio's use of forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts reflect the extent of the Portfolio's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation/depreciation on forward contracts reflects the Portfolio's exposure at period-end to credit loss in the event of counterparty's failure to perform its obligations.

D. ACCOUNTING FOR INVESTMENTS -- Securities transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is accrued daily.

E. U.S. FEDERAL INCOME TAXES -- The Portfolio is considered a partnership under the U.S. Internal Revenue Code (the 'Code'). As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. Accordingly, no provision for federal income taxes is necessary. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Code applicable to regulated investment companies.

F. DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Portfolio in connection with its organization in the amount of approximately $30,000 have been deferred and are being amortized on a straight line basis over five years from the Portfolio's commencement of operations (April 2, 1996).

G. OTHER -- The Portfolio bears all costs of its operations other than expenses specifically assumed by UBS and IBT Ireland. Expenses incurred by the Trust on behalf of any two or more portfolios are allocated in proportion to the net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to the Portfolio are charged directly to the Portfolio.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
A. INVESTMENT ADVISORY AGREEMENT -- The Portfolio has retained the services of UBS as investment adviser. UBS makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments and operations. As compensation for overall investment management services, the Trust has agreed to pay UBS an investment advisory fee, accrued daily and payable monthly, at an annual rate of 0.45% of the Portfolio's average daily net assets. For the year ended December 31, 1997, the investment advisory fee amounted to $272,781. UBS voluntarily agreed to waive $151,544 of this amount.

B. ADMINISTRATION AGREEMENT -- Under the terms of an Administration Agreement with the Trust, effective March 13, 1997, IBT Ireland provides overall administrative services and general office facilities to the Portfolio and the Trust. As compensation for such services, the Portfolio has agreed to pay IBT Ireland an administrative services fee, accrued daily and payable monthly, at an annual rate of 0.07% of the Portfolio's first $100 million average daily net assets and 0.05% of the Portfolio's average daily net assets in excess of $100 million. Prior to March 13, 1997, Signature Financial Group (Grand Cayman), Ltd. ('SFG') provided overall administrative services and general office facilities to the Portfolio and the Trust. As compensation for such services, the Portfolio had agreed to pay SFG an administrative services fee, accrued daily and paid monthly, at an annual rate of 0.05% of the Portfolio's

UBS Bond Portfolio
Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------
average daily net assets. For the year ended December 31, 1997, the administrative services fee amounted to $39,647.

4. PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 1997, purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                                           PURCHASES        SALES
                                                                          -----------    -----------
U.S. Government Securities.............................................   $48,120,195    $41,466,639
Corporate obligations..................................................    49,714,078     34,578,344
                                                                          -----------    -----------
          Total........................................................   $97,834,273    $76,044,983
                                                                          -----------    -----------
                                                                          -----------    -----------

UBS Bond Portfolio
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees
and Investors of
UBS Investor Portfolios Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the UBS Bond Portfolio (the 'Portfolio') (one of the portfolios constituting UBS Investor Portfolios Trust) at December 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period April 2, 1996 (commencement of operations) through December 31, 1996, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE
Chartered Accountants

Toronto, Ontario
February 17,1998

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                                  UBS Bond Fund
                               200 Clarendon Street
                           Boston, Massachusetts 02116






Investment Adviser                          Union Bank of Switzerland
                                            New York Branch
                                            1345 Avenue of the Americas
                                            New York, NY 10105


Administrator                               Investors Bank & Trust Company
                                            200 Clarendon Street
                                            Boston, Massachusetts 02116


Distributor                                 First Fund Distributors, Inc.
                                            4455 East Camelback Road
                                            Phoenix, AZ 85018


Custodian and Transfer Agent                Investors Bank & Trust Company
                                            200 Clarendon Street
                                            Boston, Masschusetts 02116